UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 August 11, 2006


                               CHEMED CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                       1-8351                  31-0791746
      (State or other             (Commission File Number)    (I.R.S. Employer
jurisdiction of Identification        incorporation)              Number)



          2600 Chemed Center, 255 East 5th Street, Cincinnati, OH    45202
               (Address of principal executive offices)           (Zip Code)


               Registrant's telephone number, including area code:
                                 (513) 762-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.425)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 230.425)

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under Exchange Act (17 CFR 230.425)






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Item 1.01     Entry Into a Material Definitive Agreement.

                    On August 11, 2006, our Board of Directors (the "Board") approved the Amended 2006 Stock Incentive Plan (the "Plan"). The purpose of this amendment was to give effect to the Board's decision to adopt the recommendation of management that the Plan incorporate certain restrictions applicable to certain grants under the Plan. Management made these recommendations to the Board in fulfillment of an agreement it entered into with Fidelity Management & Research Company, our largest shareholder, to make such recommendations. The recommended restrictions were as follows:

               o Options to acquire capital stock may not be repriced without shareholder approval.

               o Except for 10 percent of the shares covered by the Plan, the restriction period for stock awards shall be no less than a total of three years with the restriction period lapsing ratably over the term of such period, and the restriction period for performance-based stock awards shall be no less than one year.

               o Shareholder approval is required to materially modify the requirements for participation in the Plan, or to accelerate or shorten the vesting periods (in the case of options) or restriction period (in the case of stock awards).

                    As amended, the Plan incorporates all such restrictions.

Item 8.01     Other Events.

              On August 11, 2006 our Board of Directors authorized an additional $50 million share repurchase program, in addition to the remaining $8 million in our February 2000 share repurchase program. A copy of the release is filed herewith as Exhibit 99.

Item 9.01     Financial Statements and Exhibits.

                      c) Exhibit

                      10.1 Amended 2006 Stock Incentive Plan
                      99   Press Release dated August 14, 2006



                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CHEMED CORPORATION


Dated:   August 14, 2006                         By:   /s/ Arthur V. Tucker, Jr.
        ----------------                              --------------------------
                                                 Arthur V. Tucker, Jr.
                                                 Vice President and Controller


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